UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 20, 2020

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2020, the Board of Directors of Hilltop Holdings Inc., or the Company, elected Tom C. Nichols as a director of the Company. Mr. Nichols, age 73, is the owner and Chief Executive Officer of Carlile Holdings, Inc., a family investment office. He served as Chairman and Chief Executive Officer of Carlile Bancshares, Inc. from March 2008 until its April 2017 acquisition by Independent Bancshares, Inc., for which he served as a director until June 2020. Mr. Nichols has acquired, merged and sold banking organizations and other financial services companies for over 30 years. He began his banking career in 1969 as a bank examiner with the FDIC. Mr. Nichols qualifications to serve on the Board of Directors of the Company include his previous service as Chairman of the Board, Chief Executive Officer and director of Carlile Bancshares, Inc. and his extensive experience as an executive officer and director of financial institutions.

Mr. Nichols also was appointed to serve as a member of the Risk Committee and Merger and Acquisition Committee of the Board of Directors of the Company.

Mr. Nichols also serves as a director of First Acceptance Corporation. Mr. Gerald J. Ford, Chairman of the Board of the Company, beneficially owns approximately 57% of the outstanding common stock of First Acceptance Corporation. Mr. Jeremy Ford, a director and the President and Chief Executive Officer of the Company, serves as Chairman of the Board, and Messrs. Bobbitt and Russell, directors of the Company, serve as directors, of First Acceptance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: August 21, 2020	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

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